EXHIBIT 10.55
                                                    -------------

                     MODIFICATION AGREEMENT

                        JAMES E. HELZER
                        ---------------

     This Modification Agreement (this "Agreement") is made as of January 1, 2003 by and between JEH/EAGLE SUPPLY, INC. (formerly JEH/ACQUISITION CORP.), a Delaware Corporation having a place of business at 2500 U.S. 287, Mansfield, Texas ("JEH"), EAGLE SUPPLY GROUP, INC., a Delaware corporation having an office located at 122 East 42nd Street, New York, N.Y. ("ESG"), with JEH and ESG referred to collectively hereinafter as the "Employer," and JAMES E. HELZER, an individual resident in Arlington, Texas (the "Executive").

     WHEREAS, JEH previously entered into a written employment agreement with the Executive dated as of the 1st day of July, 1997 (the "JEH Agreement"); and

     WHEREAS, the parties executed an Amended, Consolidated and Restated Employment Agreement made as of November 1, 2001 (the
"Restated Agreement"); and

     WHEREAS, the parties hereto, consisting of all of the parties to the aforesaid employment agreements, now desire to amend the terms and conditions of the Restated Agreement under which the Executive will continue to be employed by ESG and JEH in the capacities of a senior executive officer and to continue to render services to them as may be required, consistent with his employment as set forth in the Restated Agreement; and

     WHEREAS, the parties acknowledge the accuracy of the foregoing recitals and incorporate all of the same into this Agreement as terms and conditions hereof;

     NOW, THEREFORE, in consideration of the promises and mutual representations, covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The provisions of paragraph 3(D) of the Restated Agreement are hereby modified so that the annual Basic Bonus (as defined in that agreement) is hereby waived by the Executive for the current fiscal year which is due to end on June 30, 2003 and the amount payable on such annual Basic Bonus for the next fiscal year, due to end on June 30, 2004, is limited to One Hundred and Twenty Thousand ($120,000) Dollars.

     2. The provisions of paragraph 3(E) of the Restated Agreement are hereby modified so that the annual Performance Bonus (as defined in that agreement), is hereby waived by the Executive for the current fiscal year which is due to end on June 30, 2003.


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     3.    The provisions of paragraph 6.5(E) of the Restated
Agreement are hereby modified so that severance pay as set forth therein shall be increased from six months' Salary (as defined in that agreement) and six months' Retirement Contribution (as defined in that agreement) to two years' Salary and two years' annual Retirement Contribution, to be paid in a lump sum upon completion of a sale of substantially all of the assets or stock of ESG to any nonaffiliated purchaser or purchasers in an arm's length transaction, together with the amount credited to the Executive's non-qualified, non-interest bearing and non-income earning deferred compensation account as set forth in paragraph 3(F) of the Restated Agreement. In addition, severance pay under paragraph 6.5(E) of the Restated Agreement shall also include the payments of two years of (i) the annual allowance of $50,000 toward the payment of premiums on a policy or policies of life insurance as set forth in paragraph 3(B)(ii) of the Restated Agreement; and (ii) any other premiums for insurance in force for the Executive at the time of any such sale.

     4. Except as expressly modified herein, all terms and conditions of the Restated Agreement remain unchanged and the same are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                                       JEH/EAGLE SUPPLY, INC.



                                       By: _______________________




                                       EAGLE SUPPLY GROUP, INC.



                                       By: _______________________



                                       ___________________________
                                       JAMES E. HELZER




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